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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM T-1

                STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER
                       THE TRUST INDENTURE ACT OF 1939 OF
                   CORPORATIONS DESIGNATED TO ACT AS TRUSTEES
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

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                         U.S. BANK NATIONAL ASSOCIATION
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               (Exact name of trustee as specified in its charter)

                           Not Applicable.                                               31-0841368
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    (Jurisdiction of incorporation of organization if not a U.S.          (I.R.S. Employer Identification Number)
                           national bank)

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                     800 Nicollet Mall
                  Minneapolis, Minnesota                                             55402
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         (Address of principal executive offices)                                  (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
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           (Name, address and telephone number of agent for service)

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
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               (Exact name of obligor as specified in its charter)

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                         Delaware                                                  87-0418807
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     (State or other jurisdiction of incorporation or               (I.R.S. Employer Identification Number)
                       organization)
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                   100 Penn Square East
                     Philadelphia, PA                                                19107
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         (Address of principal executive offices)                                  (Zip Code)
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                    Senior Collateralized Subordinated Notes
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                         (Title of indenture securities)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the Currency
                    Washington, D.C.

            b)  Whether it is authorized to exercise corporate trust powers.
                    Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                None.

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS. List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of September 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, and State of Minnesota on the 1st day of December, 2004.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Richard Prokosch
                                                 --------------------------
                                                 Richard Prokosch
                                                 Vice President




By:  /s/ Benjamin J. Krueger
     ------------------------
     Benjamin J. Krueger
     Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 1, 2004


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:  /s/ Richard Prokosch
                                                 -------------------------
                                                 Richard Prokosch
                                                 Vice President




By:    /s/ Benjamin J. Krueger
       --------------------------
       Benjamin J. Krueger
       Assistant Vice President

                                   EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2004

                                    ($000'S)

                                                                    9/30/2004
                                                                  ------------
ASSETS
     Cash and Due From Depository Institutions                    $  6,973,101
     Federal Reserve Stock                                                   0
     Securities                                                     39,400,687
     Federal Funds                                                   2,842,037
     Loans & Lease Financing Receivables                           121,000,954
     Fixed Assets                                                    1,846,496
     Intangible Assets                                              10,035,484
     Other Assets                                                   10,354,644
                                                                  ------------
         TOTAL ASSETS                                             $192,453,403

LIABILITIES
     Deposits                                                     $122,247,349
     Fed Funds                                                       7,346,293
     Treasury Demand Notes                                                   0
     Trading Liabilities                                               145,128
     Other Borrowed Money                                           30,331,854
     Acceptances                                                       146,102
     Subordinated Notes and Debentures                               5,535,512
     Other Liabilities                                               6,060,066
                                                                  ------------
     TOTAL LIABILITIES                                            $171,812,304

EQUITY
     Minority Interest in Subsidiaries                            $  1,013,889
     Common and Preferred Stock                                         18,200
     Surplus                                                        11,792,288
     Undivided Profits                                               7,816,722
                                                                  ------------
         TOTAL EQUITY CAPITAL                                     $ 19,627,210

TOTAL LIABILITIES AND EQUITY CAPITAL                              $192,453,403

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Richard Prokosch
     --------------------
     Vice President

Date:  December 1, 2004